Antireflection Coatings for Solar Panel Power Output Enhancement

Gopal G. Pethuraja, Roger E. Welser, John W. Zeller, Yash R. Puri, and Ashok K. Sood
Magnolia Solar, Inc., Woburn, MA and Albany, NY

Harry Efstathiadis, and Pradeep Haldar
SUNY Polytechnic Institute, Albany, NY

Jennifer L. Harvey
NYSERDA, Albany, NY

Reflection Loss

- ***Reflection at Air/Glass interface ⇒ Energy loss***
  - *Reflection losses ~ 4% at an air (n=1) / glass or encapsulant (n=1.5) interface at normal incidence*
  - *Reflection losses can increase to ~ 40% at 80° incidence!*



R = ~4%
~5°
Air n_1 = 1
Glass n_2 = 1.5
80°
R = ~40%
Air n_1 = 1
Glass n_2 = 1.5

Fresnel Reflection Spectra


Incident Angle
75°
60°
45°
0-30°
Reflectance (%)
Wavelength (nm)
30
25
20
15
10
5
0
200
400
600
800
1000
1200
1400
1600
1800
Fresnel Reflection $R = \frac{R_s + R_p}{2}$
$R_s = \left[\frac{n_1 \cos\theta_i - n_2\sqrt{1-\left(\frac{n_1}{n_2}\sin\theta_i\right)^2}}{n_1 \cos\theta_i + n_2\sqrt{1-\left(\frac{n_1}{n_2}\sin\theta_i\right)^2}}\right]^2$
$R_p = \left[\frac{n_1\sqrt{1-\left(\frac{n_1}{n_2}\sin\theta_i\right)^2} - n_2 \cos\theta_i}{n_1\sqrt{1-\left(\frac{n_1}{n_2}\sin\theta_i\right)^2} + n_2 \cos\theta_i}\right]^2$
θ
$n_1 = 1$
$n_2 = 1.5$

- Reflection losses are broadband with omni-directional characteristics

Antireflective Coating Design



Broadband & wide-angle ARC structures require optical material with intermediate index n between that of air and glass
1.6
1.4
1.2
1.0
Refractive index
Glass
Air
-400
0
400
800
1200
Thickness (arb.)



θ
Air n_1 = 1
AR coating
Glass n_2 = 1.5

Oblique Angle Deposition: Overview of Nanowire Formation


(a)
Vapor flux
θ
Island of height variation, h
Self-shadowed region
(b)
nano-columnar growth
Vapor flux
θ
Porosity increases with deposition angle

Self organized physical vapor deposition process can be applied to many different types of optical materials

Refractive Index vs. Deposition Angle



Oblique-angle deposited low-n SiO2; λ = 460 nm
θ = 0°
θ = 15°
θ = 30°
θ = 45°
θ = 60°
θ = 75°
1.5
1.4
1.3
1.2
1.1
Refractive index n (-)
0°
20°
40°
60°
80°
Deposition angle θ (°)

Nanostructured Multilayer Tailored-Refractive-Index Antireflection Coating for Glass with Broadband and Omnidirectional Characteristics, Chhajed et al., Applied Physics Express 4, 052503 (2011).

Nanostructured AR Coating
Optical Performance on Rigid Substrates

Glass



Transmittance (%)
100
98
96
94
92
90
88
86
200
400
600
800
1000
1200
1400
1600
1800
2000
Wavelength (nm)
Nanostructured Coated Glass
Uncoated Glass



Nanostructured Coated Glass
Transmittance (%)
100
90
80
70
60
50
40
0
10
20
30
40
50
60
70
80
90
Angle of Incidence (deg)
Nanoporous SiO2; n = 1.18
Nanoporous SiO2; n = 1.36
200 nm
Substrate
Uncoated Glass

- Yields very high transmittance
- Broadband and omni-directional characteristics

Development of nanostructure based antireflection coatings for EO/IR sensor applications.
Sood et al., Proc. SPIE 8257, Optical Components and Materials IX, 82571C (February 1, 2012).

Nanostructured AR Coating Transmittance on Flexible Substrates

Magnolia Solar

UV-stabilized Polycarbonate



AR coated
Uncoated
100
90
80
70
60
50
200
400
600
800
1000
Transmittance (%)
Wavelength (nm)

UV-stabilized Polyethylene terephthalate (PET)



AR Coated
Uncoated
100
90
80
70
60
50
200
400
600
800
1000
Transmittance (%)
Wavelength (nm)

AR coating yields optical transmittance of 99% and greater

AR Coating Effect on Solar Panel


AR coated and uncoated PET film on solar panel
Normalized Short Circuit Current
% Increase of Short Circuit Current
Solar Panel Tilt Angle (°)
1.25
1.2
1.15
1.1
1.05
1
0.95
25
20
15
10
5
0
-5
-90
-70
-50
-30
-10
10
30
50
70
90
AR Layer
PET film
PV Panel
PET film
PV Panel

Short circuit current enhancements of 5% to 20% depending on solar panel tilt angle

Magnolia Solar

Modeling AR Coating Influence

Modeling Location Influenced Effects of AR Coatings on Solar Panel Performance with System Advisor Model (SAM)


SYSTEM
ADVISOR
MODEL
NREL
NATIONAL RENEWABLE ENERGY LABORATORY
Sandia
National
Laboratories

SAM Simulation Parameters

Description	Parameter Used
Manufacturer	SunPower
Panel Model	SPR-X21-345
Efficiency	21.15%
Peak Power	345 W
Panel Area	1.631 m^2
Panels in Array	10
Array Area	16.3 m^2

http://us.sunpower.com/sites/sunpower/files/media-library/data-sheets/ds-x21-series-335-345-residential-solar-panels-datasheet.pdf

Benefits of AR Coating on Annual Solar Power Generation


Benefits of AR Coatings on Annual Solar Power Generation
AR coating
No AR coating
AR coating
No AR coating
Tucson, AZ
Albany, NY
8000
6000
4000
2000
Annual Energy (kWh)
0
10
20
30
40
50
60
70
80
90
Module Tilt Angle (degrees)

AR coating increases solar panel power output at all angles of panel tilt

Simulated Yearly Solar Panel Performance Enhancement



Annual Energy Enhancement (%)
12
11
10
9
8
7
6
5
4
Albany, NY
Tucson, AZ
Flat panel installation
Vertical panel installation
0
10
20
30
40
50
60
70
80
90
Module Tilt Angle (degrees)

6.5% and higher enhancement in yearly power output

Vertical Panel Performance Results


Vertical Panel Performance at Three Different Locations
Annual Energy Enhancement (%)
14
12
10
8
6
4
2
0
Albany
Tucson
Honolulu

AR coating contribution is significant for vertical or building integrated panels

Summary

- ***Porous Nanostructured SiO_2 Coatings Applied to Glass***
  - *Porous nanostructured SiO_2 coatings enable the formation of multiple layers of antireflective structures with n ~ 1.1 to 1.5*
  - *Scaled up to 6" wafers*
- ***Demonstrated Ultra-High Transmittance on Flexible Films***
  - *Wide-angle and broadband performance*
  - *Increased average trans. from 90% to 99% at normal incidence*
  - *Preserves high performance for light incident at off-angles*
- ***Yields Significantly Higher Solar Panel Power Output***
  - *6.5% and higher power output depends on panel tilt angle*
  - *Significant benefits on vertical mount panels and building integrated panels*